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                                                                   Exhibit 10.11

                                                              Shen (Nan) 0041574

                                                  Registration No.: Nan KB001417

                              SHENZHEN REAL ESTATE

                                 LEASE AGREEMENT

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                                                                   Exhibit 10.11

          NOTICE FOR REAL ESTATE LEASE AGREEMENT REGISTRATION (FILING)

A. MATERIALS TO BE SUBMITTED FOR REGISTRATION (FILING) OF REAL ESTATE LEASE
AGREEMENT:

1. real estate right certificate or other effective certificate proving the ownership (use right) on the real estate (the original presented with a photocopy submitted);

2. identity certificates or legal qualification certificates of the lessor and lessee, including:

     a. for institutions

     organization establishment document or business license (the original presented with a photocopy submitted);

     the original of legal representative certification;

     identity certificate of legal representative (the original presented with a photocopy submitted) and the original of power of attorney (the power of attorney for a foreign entity shall be notarized or certified as required).

     b. for individuals

     identity certificate or legal qualification certificate of the lessor (the original presented with a photocopy submitted).

     If the purpose of leased premises is for residence and the lessee is a woman at childbearing age, it is required to provide marriage and procreation certificate for floating population as checked to be qualified by family-planning authority of the town (street) where the lessee currently inhabits.

3. in the case that the real estate is under custody of others, power of attorney and identity certificate of the custodian are required. In the case that the real estate leased is under co-ownership, consent of lease by all co-owners and power of attorney.

4. the real estate lease agreement.

B. Statement about filing of real estate lease agreement

     According to Article 6 and Item 2 of Article 7 of the Real Estate Lease Regulation of Shenzhen Special Economic Region, in case that the leased real estate cannot be registered in accordance with the regulation, the involved parties shall file in local supervising authority.

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                           REAL ESTATE LEASE AGREEMENT

Lessor (Party A): Shenzhen Baodazhou Development Limited

Address: Room 102, 9#, Lizhu Garden, Xili Town, Nanshan District,

Shenzhen

Mail Code: 518055

Attorney:
          ______________________________________________________________________

Address:
         _______________________________________________________________________

Mail Code:
           _____________________________________________________________________

Lessee (Party B): Shenzhen Nepstar Pharmaceutical Co., Ltd.

Address: Neptunus Building A-15B, Nanshan District, Shenzhen

Mail Code: 518052

Business License or ID No.: Shensizi N06453

Attorney: Yang Ronghao

Address:
         _______________________________________________________________________

Mail Code:
           _____________________________________________________________________

     In accordance with the Contract Law of the People's Republic of China, the Urban Real Estate Administration Law of the People's Republic of China, and the Real Estate Lease Regulation of Shenzhen Special Economic Region and its Implemental Rules, upon discussion, Party A and Party B enter into this agreement.

     ARTICLE 1 Party A lets the premises (hereinafter referred to as Leased Premises) located in Baodazhou Integration Building, Longzhu Third Road, Nanshan District, Shenzhen to Party B. The aggregate construction area of the Leased Premises is 8200 square meters and the building has nine floors in total.

     The owner of the Leased Premises:_________________________________; Name
and Number of the Real Estate Right Certificate or other effective certification that can prove the property right (use right):________________________________. [not applicable]

     ARTICLE 2 The unit rent of the Leased Premises shall be Renminbi 15.50 yuan per month per square meters, and the monthly rent shall be Renminbi 127100.00

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yuan.

     ARTICLE 3 Party B shall pay rent for the first month prior to November 1, 2004, the amount of which will be Renminbi 127,100.00 yuan.

     ARTICLE 4 Party B shall pay the rent to Party A:

     [X] in the first 15 days of each month;

     [ ] in the first ____ days of ____ month of each quarter;

     [ ] in the first ____days of ____ month of each half year; or

     [ ] in the first ____days of ____ month of each year.

     Party A shall provide Party B a tax receipt when receiving the rent.

     (The parties shall select one among above four items and add "[X]" on the [ ] of the selected item.)

     ARTICLE 5 The term for Party B to use the Leased Premises shall commence from November 1, 2004 and end on October 30, 2010.

     The term agreed above may not exceed the land use term approved and the exceeding part shall be invalid. Any loss arising thereby shall be distributed in accordance with agreement between the parties; in case of no agreement, born by Party A.

     ARTICLE 6 The usage of the Leased Premises shall be: warehouse.

     To use the Leased Premises for other purpose, Party B shall obtain written consent from Party A and apply for change of usage of the premises with real estate administrative authority according to provisions of relevant laws and regulations and may not change the usage until approved.

     ARTICLE 7 Party A shall hand over the Leased Premises to Party B and satisfy relevant handover procedures prior to November 1, 2004.

     If Party A hands over the Leased Premises later than the time as aforesaid, Party B may request to extend the term of this Agreement correspondingly. Both parties shall confirm it in writing and file with the contract registration authority.

     ARTICLE 8 When handing over the Leased Premises, both parties shall check and confirm current condition, auxiliary facilities and other relevant matters of the Leased Premises and its auxiliary facilities and provide a list of which in an annex as supplement.

     ARTICLE 9 When handing over the Leased Premises, Party A may collect from Party B a lease deposit of an amount no more than the rent for three months, that is, Renminbi 150,000 yuan.

     When collecting such lease deposit, Party A shall provide Party B a receipt.

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     The conditions for Party A to return to Party B the deposit:

     1. when the Agreement expires, Party A may return Party B the deposit without interest.

     2.   _________ [not applicable] ___________________________________________

     3.   _________ [not applicable]____________________________________________

     [X]  Only one of above conditions shall be satisfied.

     [ ]  All of above conditions shall be satisfied.

     (The parties shall select one among above two items and add "[X]" on the [ ] of the selected item.)

     In any of following events, Party A will not return the deposit:

     1.   Party B changes the agreed usage of the premises without permission;

     2.   Party B ceases the lease before the term expires; ___

     3. Party B delays to pay rent for more than one month and refuses to pay after notified by Party A in writing. ________________________________

     ARTICLE 10 During the lease, Party A shall be responsible for payment of use fee of the land occupied by the Leased Premises and taxes, real estate lease management fee and ______ fee [not applicable] incurred due to real estate lease; Party B shall be responsible for payment of water and electricity charge, cleaning fee, house (building) management fee, all expenses that shall be born by Party B and other expense incurred due to use of the Leased Premises.

     ARTICLE 11 Party A shall guarantee that the Leased Premises and its auxiliary facilities handed over are suitable for lease purpose and their safety facilities comply with requirements of relevant laws, regulations or rules.

     In the event that Party B incurs any personal or property damage in the Leased Premises due to Party A's fault or negligence, Party B shall have the right to claim for corresponding compensation against Party A.

     ARTICLE 12 Party B shall use the Leased Premises and its auxiliary facilities in a reasonable way and may not use the Leased Premises for any illegal activities. Party A may not interrupt or hinder Party B from normal and reasonable use of the Leased Premises.

     ARTICLE 13 If during the course using the Leased Premises by Party B, any damage or malfunction occurs with the Leased Premises or its auxiliary facilities which may affect its safety and normal use, Party B shall inform Party A on a timely basis and take possibly effective measures to prevent further expansion of the defect. Party A shall start to repair or directly entrust Party B to repair in _3__ days after receiving notice from Party B. If Party B is unable to inform Party A or Party A fails to perform its obligation to repair within aforesaid period after receiving such notice, Party B may

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repair after filing with the contract registration authority.

     In the event that immediate repair is required due to urgent event, Party B shall make repair first and inform Party A of relevant situation on a timely basis.

     The repair expense incurred under the foregoing two provisions (including reasonable expenses incurred by Party B in repairing or preventing expansion of defect) shall be born by Party A. If Party B fails to perform its obligation under the foregoing two provisions to inform on a timely basis or take possibly effective measures, which causes further loss, such (further) repair expense shall be born by Party B.

     ARTICLE 14 If any safety risk, damage or malfunction arise with the Leased Premises or its auxiliary facilities due to misuse or unreasonable use by Party B, Party B shall inform Party A on a timely basis and be responsible for repair or compensation. If Party B refuses to repair or compensate, after filing with the contract registration authority, Party A may repair directly with relevant repair expenses born by Party B.

     ARTICLE 15 During the term of this Agreement, to conduct rebuilding, enlargement or decoration to the Leased Premises by either Party A or Party B, the parties shall enter into an additional written agreement.

     In the case provided above, if approval of relevant authorities is required, such rebuilding, enlargement or decoration may not be made until approved.

     ARTICLE 16

     [ ] During the term of lease, Party B may sub-let all or part of the Leased Premises to a third party and register with relevant premises lease supervising authority, provided that, the term of such sub-lease shall not exceed the term of lease agreed under this Agreement.

     [X] Party B may not sub-let all or part of the Leased Premises to any third party. However, during the term of lease, upon written consent of Party A, Party B may go through registration procedure based on consent, provided that, the term of such sub-lease shall not exceed the term of lease agreed under this Agreement.

     [ ] During the term of lease, Party B may not sub-let all or part of the Leased Premises to any third party.

     (The parties shall select one item among above three items and add [X] on the [ ] of the selected item.)

     ARTICLE 17 During the term of this Agreement, in case that Party A plans to transfer all or part of the property right of the Leased Premises, it shall notify Party B in writing one month prior to such transfer. Under the same condition, Party B shall have the right of first refusal to purchase.

     When transferring the Leased Premises to a third party, Party A shall be obligated to inform the assignee to continue with implementation of this Agreement when executing the transfer agreement.

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     ARTICLE 18 During the term of this Agreement, in any of the following events, this Agreement may be terminated or modified:

     a. that it is impractical to implement this Agreement due to force majeure;

     b. that the Leased Premises is confiscated, taken over, taken back or demolished by the government;

     c.   that the parties achieve agreement on termination or modification.

     ARTICLE 19 In any of the following events, with respect to losses caused, Party A may,

     [X] request Party B to compensate its loss;

     [ ] keep the lease deposit;

     [ ] request Party B to pay a liquidated damage of Renminbi _____ yuan (in character: ________yuan).

     (The parties shall select among above three items through discussion and add [X] on the [ ] of the selected item.)

     a.   that Party B delays to pay rent for more than 30 days (one month);

     b. that the delay of Party B may cause Party A losses of more than ______yuan; [not applicable]

     c. that Party B uses the Leased Premises for illegal purpose against interest of public or any other party;

     d. that Party B changes the structure or usage of the Leased Premises without permission;

     e.   that Party B fails to repair or pay repair expenses according to
          Article 14 hereof, which cause serious damage to the real estate or facilities;

     f. that Party B conducts decoration to the Leased Premises without consent of Party A and approval of relevant authorities; or

     g. that Party B sub-lets the Leased Premises to a third party without permission.

     In addition to imposing on Party B liability for compensation or breach of contract, Party A may also terminate this Agreement or request to modify the Agreement, as the case may be.

     ARTICLE 20 In any of the following events, with respect to losses caused, Party B may,

     [ ] request Party A to compensate its loss;

     [X] request Party A to return double of the lease deposit;

     [ ] request Party A to pay a liquidated damage of Renminbi _____ yuan (in

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character: ________yuan).

     (The parties shall select among above three items through discussion and add [X] on the [ ] of the selected item.)

     a. that Party A delays to hand over the Leased Premises for more than 30 days (one month);

     b. that Party A is in breach of Paragraph 1 of Article 11 hereof which makes it impossible to realize the purpose of lease on the part of Party B;

     c.   that Party A fails to repair or pay repair expenses in violation of
          Article 13 hereof; or

     d. that Party A conducts rebuilding, enlargement or decoration to the Leased Premises without consent of Party B or approval of relevant authorities;

     In addition to imposing on Party A with liability for compensation or breach of contract, Party A may also terminate this Agreement (in which case Party B shall inform Party A in writing and return the Leased Premises after receiving relevant compensation) or request to modify the Agreement, as the case may be.

     During the period from the time when Party A receives notice to the time when Party B gets compensation, Party B needs not to pay any rent to Party A.

     ARTICLE 21 After termination of this Agreement, Party B shall vacate and return the Leased Premises in 3 days, ensure the Leased Premises and its auxiliary facilities are in good condition and pay off various fees that shall be born by Party B and complete relevant handover procedures.

     In case that Party B delays in vacating or returning the Leased Premises, Party A shall have the right to take back the Leased Premises and charge a double rent against Party B for the delay period.

     ARTICLE 22 In case that Party B is willing to continue renting the Leased Premises upon expiry of the lease term agreed hereunder, Party B shall raise such renewing request to Party A two months prior to the expiry date. Under the same condition, Party B shall have the priority right to rent the Leased Premises.

     If agreement is achieved between the parties concerning renewal, Party A and Party B shall execute a new agreement separately and register such agreement with contract registration authority again.

     ARTICLE 23 Parties shall comply with provisions agreed hereunder on its own initiative. Either party in breach of contract shall bear corresponding liability for its breach in accordance with this Agreement.

     ARTICLE 24 Parties may make additional agreement with respect to matters not covered by this Agreement in annexes. The content of the annexes, as a part of this Agreement shall have equal effect with the text of this Agreement after being signed and stamped by the parties.

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     Any modification on this Agreement by the Parties during the term of lease shall be registered with the original agreement registration authority. Upon registration, such agreement shall have equal effect as this Agreement.

     ARTICLE 25 Any dispute arising between the Parties involving this Agreement shall be resolved through negotiation. In case of failure to resolve through negotiation, either party may apply for mediation by the contract registration authority. In case of failure to resolve by mediation, either party may

     [ ]  apply for arbitration by Shenzhen Arbitration Commission;

     [ ] apply for arbitration by Shenzhen Branch of China International Economics and Trade Commission; or

     [X]  file litigation in the People's Court.

     (The parties shall select one among above three dispute resolution ways through negotiation and add "[X]" on the [ ] of the selected item.)

     ARTICLE 26 This Agreement shall become effective on the date of execution.

     Parties shall apply for registration in supervision authority in ten days after executing this Agreement.

     ARTICLE 27 The Chinese version of this Agreement is the formal version.

     ARTICLE 28 This Agreement is executed in four originals, of which one shall be kept by Party A, one by Party B, one by the contract registration authority and one by other relevant authority.

Party A (signature and/or stamp)


/s/ Shenzhen Baodazhou Development Limited
-----------------------------------------------


Legal Representative: /s/ Xu Zongbao
Contact Tel.: 26788228
Bank Account:
Agent (signature and/or stamp):         October 15, 2004


Party B (signature and/or stamp)


/s/ Shenzhen Nepstar Pharmaceutical Co., Ltd.
-----------------------------------------------


Legal Representative: /s/ Zhu Dan

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Contact Tel.: 26433366
Bank Account: ____________________


Agent (signature and/or stamp): /s/ Yang Ronghao

                                                                October 15, 2004

Registrar (signature and/or stamp):


/s/ Huang Zhiyao


Contact Registration (filing) Authority (signature and/or stamp):


/s/ Property Administration of Nanshan District, Shenzhen City

                                                                October 15, 2004

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                             SUPPLEMENTARY AGREEMENT

     Party A: Shenzhen Baodazhou Development Limited (hereinafter referred to as "Party A")

     Party B: Shenzhen Nepstar Pharmaceutical Co., Ltd. (hereinafter referred to as "Party B")

     Upon discussion, the parties agree to enter into this Supplementary Agreement as following:

     1. From the date on which Party A hands over the lease Premises, Party B will be granted a rent-free fit-out period of fifty days and the rent will be collected after expiration of such rent-free fit-out period (that is from December 20, 2004).

     2. During the term of lease, Party B shall have discretion in use, decoration and management of such leased premises and its auxiliary facilities and have the right to install equipments and facilities required for safety consideration according to actual demand, provided that in case such action may endanger the structure and fire safety of the building, Party B shall apply in writing with Party A in advance and may not take such action until approved by Party A.

     3. Party A agrees to fully cooperate with Party B with application for approval and implementation of decoration, mechanical & electrical equipments, communication and secondary fire prevention system installation, with relevant expenses born by Party B.

     4. When this Lease Agreement expires, if the articles installed by Party B onto the leased premises that are removable and such removal does not affect the safety of the main structure of such leased premises (such as machines, equipments, tools and materials), those articles shall belong to Party B and may be removed by Party B. Those articles which are irremovable or whose removal affects the safety of the main structure of such leased premises, such as water pipes and rebuilt facility, shall belong to Party A free of charge and unconditionally.

     5. Party B will install advertising panels onto the wall or vertically adhibited to the wall of such leased premises in conformity with the unified standard of Nepstar. Party A will not charge any additional fee from Party B for using such advertising panels.

     6. In the event that this Lease Agreement has to be terminated due to confiscation and demolition by the government of the ground leased by Party B, Party A shall provide formal demolition documents issued by governmental authorities. The compensation provided by the demolishing authority for the property right shall belong to Party A and the compensation provided by the demolishing authority for decoration of the leased premises originally paid by Party B shall belong to Party B.

     7. Prior to handover of such leased premises, Party A shall accomplish the

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following matters on its own expense:

     a. when handing over the plant, to provide 200 kilowatts for Party B's usage;

     b. to provide elevators (one for cargos, one for passengers) for Party B's usage, of which the expense for management, maintenance, repair and safety checking shall be born by Party B according to repair and maintenance agreement entered into between Party B and elevator company;

     c. to install a rolling gate on the north side of the building;

     d. to conduct ground treatment on the ground in the north of the building (cement ground);

     e. to add platforms for loading and unloading in the front side (south side) and opposite side (north side) of the building;

     f. to assist Party B with relevant formalities for power supply after which Party B shall pay electricity charge directly to power supply entity; and

     g. to install telephone lines (10 lines).

     8. Party B may open a drugstore (limited to drug operation) at the ground floor of the building.

     9. The unused ground of 300 square meters behind the plant will be provided for parking purpose.

     10. The rent (15.50 yuan/month per square meter) includes property management fee and shall increase 5% every three-year.

     11. The unit price of water supply for the leased plant shall be equal to local standard charge rate.

     12. Breach of Contract

     a. During the term of lease, unilateral termination of the agreement by Party A will be deemed to be a breach of contract of Party A, then Party A shall return double of the deposit paid by Party B. Unilateral termination of the agreement by Party B will be deemed to be a breach of contract of Party B. Party A will not return the deposit.

     b. In case that during the term of lease, it is impossible for Party B to continue use the plant in accordance with conditions hereunder due to any dispute related to such leased premises or disposition of such leased premises by Party A in the way of transference, mortgage and sublease, Party B shall be entitled to terminate this Agreement immediately. Under such case, if there is balance of amount prepaid by Party B, Party A shall return such balance on the date when Party B vacates the leased plant and meanwhile return double of the deposit.

     13. This Supplementary Agreement will become effective on the date when both parties sign and stamp hereon. This Supplementary Agreement is executed in two originals of which one shall be kept by Party A and Party B respectively, with equal

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legal effect with the original agreement.

Party A (signature and/or stamp):


/s/ Shenzhen Baodazhou Development
    Limited
    ---------------------------------


Party B (signature and/or stamp):


/s/ Shenzhen Nepstar Pharmaceutical
    Co., Ltd
    ---------------------------------

                        Execution date: October 15, 2004